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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 28, 2004

                 CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-9).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


             Delaware                   333-109272              95-4596514
  ----------------------------         ------------         -------------------
  (State or other jurisdiction         (Commission           (I.R.S. Employer
         of incorporation)             File Number)         Identification No.)

        4500 Park Granada
       Calabasas, California                                      91302
     -------------------------                                --------------
       (Address of principal                                    (Zip Code)
        executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9  -  Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.

Exhibit No.        Description
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   5.1        Legality Opinion of Sidley Austin Brown & Wood LLP.

   8.1 Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters (included in Exhibit 5.1).

  23.1        Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.



                                                By: /s/ Celia Coulter
                                                    ---------------------------
                                                Name:   Celia Coulter
                                                Title:  Vice President



    Dated:  September 28, 2004

                                 Exhibit Index

Exhibit
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   5.1        Legality Opinion of Sidley Austin Brown & Wood LLP.

   8.1 Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters (included in Exhibit 5.1).

  23.1        Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).